Exhibit 10.22

AMENDMENT NO. 2
TO

FIRST LIEN GUARANTEE AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO FIRST LIEN GUARANTEE AND SECURITY AGREEMENT (this “Amendment”), dated as of December 22, 2009, is entered into by and among CSSW HOLDINGS, LLC (“CSSW Parent”), CSSW, LLC (“Borrower”, together with CSSW Parent, the “Grantors”, and each individually, a “Grantor”), PIP3PX FIRSTWIND DEBT LTD. and PIP3GV FIRSTWIND DEBT LTD. (together, the “Majority Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (“Collateral Agent”).

RECITALS

WHEREAS, Grantors and Collateral Agent have entered into that certain First Lien Guarantee and Security Agreement (the “Guarantee and Security Agreement”), dated as of July 17, 2009, as amended as of November 12, 2009, for the benefit of the Majority Lenders and the banks and other financial institutions or entities from time to time party to that certain Credit Agreement, dated as of July 17, 2009, as amended as of September 16, 2009, as amended and restated as of December 22, 2009 (the “Credit Agreement”) among the Grantors, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, in its separate capacities as Administrative Agent and Collateral Agent; and

WHEREAS, Grantors, the Majority Lenders and Collateral Agent desire to amend the description of Pledged Stock in the Guarantee and Security Agreement and effect certain other amendments.

NOW, THEREFORE, in consideration of the foregoing and mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.1.        Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Guarantee and Security Agreement and the principles of interpretation set forth therein shall apply herein.

SECTION 1.2.        Amendments to Guarantee and Security Agreement.

(a)           Section 2.1(d) of the Guarantee and Security Agreement is hereby amended by (i) deleting the word “and” after the words “Initial Term Loan Commitment” and inserting “,” in lieu thereof and (ii) inserting the words “and Stetson II Term Loan Commitment” after the words “Subsequent Term Loan Commitment”.

(b)           Section 2.1(e)  of the Guarantee and Security Agreement is hereby amended by (i) deleting the word “and” after the words “Initial Term Loan Commitment” and inserting “,” in lieu thereof and (ii) inserting the words “and Stetson II Term Loan Commitment” after the words “Subsequent Term Loan Commitment”.

(c)           Section 2.3  of the Guarantee and Security Agreement is hereby amended by (i) deleting the word “and” after the words “Initial Term Loan Commitment” and inserting “,” in lieu thereof and (ii) inserting the words “and Stetson II Term Loan Commitment” after the words “Subsequent Term Loan Commitment”.

(d)           The introductory paragraph to Section 5 of the Guarantee and Security Agreement is hereby amended by (i) deleting the word “and” after the words “Initial Term Loan Commitment” and inserting “,” in lieu thereof and (ii) inserting the words “and Stetson II Term Loan Commitment” after the words “Subsequent Term Loan Commitment”.

SECTION 1.3.        Amendment to Schedule 1 of the Guarantee and Security Agreement. Schedule 1 of the Guarantee and Security Agreement is hereby deleted and replaced in its entirety with Schedule 1 attached hereto.

SECTION 1.4.        Conditions to Effectiveness. This Amendment shall become effective as of the day set forth above (the “Amendment Effective Date”) on the date that all of the following conditions are satisfied: (i) the Collateral Agent (or its counsel) shall have received from the Grantors and the Majority Lenders counterparts of this Amendment (or a copy thereof by facsimile or “pdf” transmission) signed on behalf of each such party and (ii) the Credit Agreement shall have been amended and restated and entered into by the parties required to execute such agreement. Except as expressly set forth herein, the Guarantee and Security Agreement, as specifically amended by this Amendment, shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

SECTION 1.5.        Governing Law; Counterparts.

(a)           This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

(b)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment may be delivered by facsimile or “pdf” transmission of the relevant signature pages thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GRANTORS:

CSSW HOLDINGS, LLC
a Delaware limited liability company

By:	/s/ Evelyn Lim
Name: Evelyn Lim
Title: Secretary

CSSW, LLC
a Delaware limited liability company

By:	/s/ Evelyn Lim
Name: Evelyn Lim
Title: Secretary

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST LIEN

GUARANTEE AND SECURITY AGREEMENT

MAJORITY LENDERS:

PIP3PX FIRSTWIND DEBT LTD.

By:	/s/ Ben Hawkins
Name: Ben Hawkins
Title: Principal, Infrastructure Investments

By:
Name:
Title:

PIP3GV FIRSTWIND DEBT LTD.

By:	/s/ Ben Hawkins
Name: Ben Hawkins
Title: Principal, Infrastructure Investments

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST LIEN

GUARANTEE AND SECURITY AGREEMENT

COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Michael Pinzon
Name: Michael Pinzon
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST LIEN

GUARANTEE AND SECURITY AGREEMENT

Schedule 1

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:

Issuer	Class of Stock	Stock Certificate No.	No. of Shares

CSSW, LLC	N/A	N/A	100% of membership interests
New York Wind III, LLC	N/A	N/A	100% of membership interests
CSSW Stetson Holdings, LLC	N/A	N/A	100% of membership interests
CSSW Cohocton Holdings, LLC	N/A	N/A	100% of membership interests

Pledged Notes:

None.